                                                                    Exhibit 32.1


                           SECTION 1350 CERTIFICATION

         In connection with the Annual Report of Allied Healthcare International Inc. (the "Company") on Form 10-K for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy M. Aitken, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18. U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as at and for the year ended September 30, 2003.

Date:  December 29, 2003


                                      /s/ Timothy M. Aitken
                                     -----------------------------------------
                                     Timothy M. Aitken
                                     Chairman of the Board and Chief Executive
                                     Officer of the Company